                                  FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


     Date of Report (Date of Earliest Event Reported)  February 28, 1996


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                       Commission file number: 0-5256


               GREAT AMERICAN MANAGEMENT AND INVESTMENT, INC.
           (Exact Name of Registrant as Specified in Its Charter)

                    Delaware                       58-1351398
         (State or Other Jurisdiction of        (I.R.S. Employer
         Incorporation or Organization)        Identification No.)



                          Two North Riverside Plaza
                           Chicago, Illinois 60606
                  (Address of Principal Executive Offices)


                               (312) 648-5656
            (Registrant's telephone number, including area code)


                               Not Applicable
 (Former name, former address and former fiscal year, if changed since last report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On February 28, 1996, Great American Management and Investment, Inc.'s subsidiary, Eagle Industries, Inc. ("Eagle") sold the stock of Mighty Distributing System of America, Inc. ("Mighty") to Mighty Acquisition Corporation for total proceeds of $11.4 million including a $3.0 million note receivable. Eagle recorded a pretax loss of $2.4 million in December 1995 in connection with the sale of Mighty.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements

               Not applicable.

          (b)  Pro Forma Financial Statements

               The required pro forma financial information will be included in the Company's Annual Report on Form 10-K.

          (c)  Exhibits

               2.1 Stock Purchase Agreement dated February 28, 1996 between North Riverside Venture, Inc. and Mighty Acquisition Corporation.

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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   GREAT AMERICAN MANAGEMENT AND
                                   INVESTMENT, INC.




                                   By:  /s/  Sam A. Cottone
                                        -------------------

                                        Sam A. Cottone
                                        Senior Vice President, Chief
                                        Financial Officer and Treasurer




Dated:  March 13, 1996